                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY



                          FEE AND INDEMNITY AGREEMENT

     This Fee and Indemnity Agreement (the "Fee and Indemnity Agreement"), dated as of December 8, 1997, is among Bankers Trust (Delaware), as Delaware Trustee under the Amended and Restated Declaration and Agreement of Trust (the "Trust Agreement") of even date herewith (the "Delaware Trustee"), Bankers Trust Company of California, N.A., as Certificate Trustee under the Trust Agreement (the "Certificate Trustee") and as Note Trustee under the Note Indenture (the "Note Trustee"), PG&E Funding LLC, as Note Issuer under the Note Indenture (the "Note Issuer"); and California Infrastructure and Economic Development Bank, as Originator under the Trust Agreement (the "Originator").

     All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Trust Agreement.

     Section 1.  Payment of Fees and Expenses of Certificate Trustee; Authorized
                 ---------------------------------------------------------------
Agents.  (a)  Subject to Section 4 hereof, the Note Issuer hereby covenants and
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agrees to pay to the Certificate Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Trust Agreement and to reimburse it for its reasonable expenses (including, without limitation, legal fees and expenses), all in accordance with Schedule A hereto, it being understood that the Certificate Trustee shall have no recourse against the Originator, the California State Treasurer's Office (the "STO") or the Trust Property for payment of such amounts.

     (b) In addition, subject to Section 4 hereof, the Note Issuer covenants and agrees to reimburse the Certificate Trustee for any tax incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the Trust under the Trust Agreement (other than any tax attributable to the Certificate Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

     (c) Subject to Section 4 hereof, the Note Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses, all in accordance with Schedule A hereto, and no Authorized Agent shall have any recourse against the Originator, the STO or the Trust Property for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Originator and the Note Issuer.
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     (d) Notwithstanding anything herein to the contrary, if the Certificate
Trustee shall have entered into a fee agreement with the Trust with respect to its compensation for services under the Trust Agreement, the terms of such fee agreement shall control and the provisions of this Fee and Indemnity Agreement shall not entitle the Certificate Trustee to greater compensation than that due and owing pursuant to such fee agreement.

     Section 2.  Payment of Fees and Expenses of Delaware Trustee.  (a) The Note
                 ------------------------------------------------
Issuer covenants and agrees to pay to the Delaware Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Trust Agreement and to reimburse it for its reasonable expenses (including, without limitation, legal fees and expenses), all in accordance with Schedule A hereto, it being understood that the Delaware Trustee shall have no recourse against the Originator, the STO or the Trust Property for payment of such amounts.

     (b) Notwithstanding anything herein to the contrary, if the Delaware Trustee shall have entered into a fee agreement with the Trust with respect to its compensation for services under the Trust Agreement, the terms of such other fee agreement shall control and the provisions of this Fee and Indemnity Agreement shall not entitle the Delaware Trustee to greater compensation than that due and owing pursuant to such fee agreement.

     Section 3. Indemnity. The Note Issuer hereby covenants and agrees to
                ----------
indemnify, defend and hold harmless the Delaware Trustee, the Certificate Trustee, the Originator, the STO and any of their respective affiliates, officers, directors, employees and agents (the "Indemnified Persons") from and against any and all losses, claims, taxes, damages, expenses (including, without limitation, legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of the Trust, the execution, delivery or performance of the Trust Agreement or the transactions contemplated thereby, or the failure of the Note Issuer to perform its obligations hereunder; provided, however, that the Note Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or gross negligence of such Indemnified Person. The obligations of the Note Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination of the Trust Agreement or the resignation or removal of the Delaware Trustee or the Certificate Trustee.

     Section 4.  Payment.  All amounts owed by the Note Issuer to the
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Certificate Trustee, the Delaware Trustee, any Authorized Agent, the STO and the
Originator under the Trust Agreement shall be paid to the Certificate Trustee, the Delaware Trustee, any Authorized Agent, the STO or the Originator, as appropriate, pursuant to the Indenture or, if a fee agreement or fee schedule has been provided to the Note Issuer in which event payment shall be made in accordance with said agreement or schedule until the Note Issuer is otherwise notified by the Certificate Trustee, the Delaware Trustee, any Authorized Agent, the STO or the Originator; provided that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Note Issuer's obligations to make payments to it and the STO shall be subject to the priorities set forth in
Section 8.02 of the Indenture and the Note Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Indenture. The Note Issuer hereby irrevocably directs the

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Note Trustee to pay such amounts from monies on deposit in the Collection
Account as provided pursuant to Section 8.02(d) of the Note Indenture.

     Section 5.  Notices.  Unless otherwise specifically provided herein, all
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notices, directions, consents and waivers required under the terms and provisions of this Fee and Indemnity Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid; provided, however, that such notices, directions, consents and waivers
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to the Delaware Trustee and/or Certificate Trustee shall be given by United
States first-class mail, overnight mail, courier service or facsimile:

     if to the Originator, to:

          California Infrastructure and Economic Development Bank
          c/o California Trade and Commerce Agency
          801 K Street, Suite 1700
          Sacramento, California 95814
          Attention:  Executive Director
          Facsimile:  916-323-2887
          Telephone:  916-324-9775

     if to the STO, to:

          California State Treasurer's Office
          915 Capitol Mall, Room 110
          Sacramento, California 95814
          Attention:  Deputy Treasurer
          Facsimile:  (916) 653-3125
          Telephone:  (916) 653-2995

     if to the Delaware Trustee, to:

          Bankers Trust (Delaware)
          E.A. Delle Donne Corporate Center
          Montgomery Building
          1011 Centre Road, Suite 200
          Wilmington, Delaware 19805-1266
          Attention:  President
          Facsimile:  (302) 636-3222
          Telephone:  (302) 636-3300

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

     if to the Certificate Trustee, to:

          Bankers Trust Company of California, N.A.
          c/o Bankers Trust Company
          Corporate Trust and Agency Services
          Four Albany Street
          New York, New York 10006
          Attention:  Structured Finance Group
          Facsimile:  (212) 250-0338
          Telephone:  (212) 250-8360

     if to the Note Issuer, to:

          PG&E Funding LLC
          Attention:  President
          245 Market Street, Room 424
          San Francisco, California 94105
          Telephone:  (415) 972-5467

     if to the Note Trustee, to:

          Bankers Trust Company of California, N.A.
          c/o Bankers Trust Company
          Corporate Trust and Agency Services
          Four Albany Street
          New York, New York 10006
          Attention:  Structured Finance Group
          Facsimile:  (212) 250-0338
          Telephone:  (212) 250-8360

     Section 6.  Survival of Agreements.  This Fee and Indemnity Agreement shall
                 ----------------------
terminate upon the termination of the Trust and the payment and discharge of all Certificates, provided, however, the agreements of the Note Issuer set forth in
              ------------------
Section 3 herein shall survive the termination of this Fee and Indemnity Agreement or the resignation or removal of the Delaware Trustee or the Certificate Trustee.

     Section 7.  Nonpetition Covenant.  Notwithstanding any prior termination of
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this Fee and Indemnity Agreement, the Originator agrees that it shall not, prior to the date which is one year and one day after the termination of the Note Indenture with respect to the Note Issuer, acquiesce, petition or otherwise invoke or cause the Note Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up or liquidation of the affairs of the Note Issuer.

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

     Section 8.  Counterparts.  This Fee and Indemnity Agreement may be executed
                 ------------
in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 9.  Governing Law.  This Fee and Indemnity Agreement shall be
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governed by and construed in accordance with the laws of the laws of the State of California.

                            [SIGNATURE PAGE FOLLOWS]

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

    IN WITNESS WHEREOF, the Originator, the Delaware Trustee, the Certificate Trustee, the Note Issuer and the Note Trustee have caused this Fee and Indemnity Agreement to be duly executed by duly authorized officers, all as of the day and year first above written.


                                    CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                                    DEVELOPMENT BANK,
                                    as Originator


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________



                                    BANKERS TRUST (DELAWARE),
                                    as Delaware Trustee


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________



                                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Certificate Trustee


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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

                                    PG&E FUNDING LLC, as Note Issuer


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________



                                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Note Trustee


                                    By:___________________________________
                                       Name:______________________________
                                       Title:_____________________________


ACKNOWLEDGED AND APPROVED:

PG&E FUNDING LLC, as Note Issuer


By:___________________________________
   Name:______________________________
   Title:_____________________________

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

                                                                      Schedule A
                                                                      ----------
                                SCHEDULE OF FEES
                                      for
                                 $2,901,000,000
                     California Infrastructure and Economic
                            Development Bank Special
                              Purpose Trust PG&E-1
                          Rate Reduction Certificates

Note Trustee and Certificate Trustee/1/

ANNUAL TRUST ADMINISTRATION FEES:
--------------------------------
  A.  Trustee, Registrar and Paying Agent                     $2,666.67/annum/2/
  B.  Tax Reporting (if required)                             $1,666.67/annum/3/

OUT-OF-POCKET EXPENSES:
----------------------
  Wire Transfers (excluding monthly P&I distribution)         $10.00/wire
  Investments                                                 $40.00/trade/4/

Delaware Trustee/1/

ANNUAL TRUST ADMINISTRATION FEES:
--------------------------------
   A.  Delaware Business Trustee                              $1,666.67/annum
   B.  Tax Reporting (if required)                            $1,666.67/annum/5/

OUT-OF-POCKET EXPENSES:                                       Same as above.
-----------------------

_______________________
/1/  All upfront fees will be paid in full at closing and are not reflected herein.
/2/ Fees do not include out-of-pocket expenses for the administration of the trust and are payable upon closing or shortly thereafter. Typical out-of-pocket expenses include photocopying, faxing, conference calls, overnight mail, and travel. Expenses typically average $2,000 plus travel for one administrative person attending a closing.
/3/  Fees charged during subsequent years of transaction (i.e., year 2 until
                                                          ----
     maturity) for tax reporting without original issue discount.
/4/ Fees waived if Bankers Trust Company of California, N.A. has entered into a Shareholder Servicing Agreement with one of the Money Market Funds chosen or if Bankers Trust Company of California, N.A. is receiving a 12-b-1 fee.
/5/  Same as footnote 3.